COHEN & STEERS REAL ASSETS FUND, INC.

Class A (RAPAX), Class C (RAPCX), Class I (RAPIX), Class R (RAPRX) and Class Z (RAPZX) Shares

Supplement dated April 23, 2013 to

Summary Prospectus dated April 22, 2013

and

Prospectus dated April 22, 2013

Termination of Subadvisor

The Board of Directors of the Fund has approved the termination of the Fund’s subadvisory agreement with Gresham Investment Management effective June 1, 2013. Upon termination, Cohen & Steers Capital Management, Inc., the Fund’s investment advisor, will manage the Fund’s allocation to commodities investments.

Accordingly, effective June 1, 2013, all references to Gresham Investment Management as a subadvisor to the Fund in the Summary Prospectus and Prospectus are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS